FIRST SUPPLEMENTAL INDENTURE

                                     between

                                 HYBRIDON, INC.

                                       and

                      STATE STREET BANK AND TRUST COMPANY,

                                   as Trustee

                          Dated as of January 13, 1998






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                                TABLE OF CONTENTS

(This Table of Contents is not a part of the First Supplemental Indenture and is only for convenience of reference)

Section 1.        Definitions and Interpretations

Section 2.        Amendment of Section 1.1

Section 3.        Amendment of Section 2.1(c)

Section 4.        Amendment of Section 2.6

Section 5.        Amendment of Section 2.10(b)

Section 6.        Amendment of Section 4.1

Section 7.        Amendment of Article 10

Section 8.        Consent and Waiver

Section 9.        Severability

Section 10.       Counterparts

Section 11.       Applicable Provisions of Law

Section 12.       Captions

Section 13.       Original Indenture Affirmed

Section 14.       Effective Date

Signatures





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                          FIRST SUPPLEMENTAL INDENTURE

         This FIRST SUPPLEMENTAL INDENTURE dated as of January 13, 1998 (the "First Supplemental Indenture"), is between Hybridon, Inc. (the "Company"), and State Street Bank and Trust Company, as trustee (the "Trustee"). This First Supplemental Indenture supplements the Indenture dated as of March 26, 1997 (the "Original Indenture"), between the Company and the Trustee, which provided for the issuance of the Company's 9% Convertible Subordinated Notes Due 2004. This First Supplemental Indenture is entered into pursuant to Section 9.2 of the Original Indenture for the purpose of (i) supplementing and amending the definition of "Senior Indebtedness" set forth in Section 1.1 of the Original Indenture and for the purpose of imposing certain additional provisions with respect to the ownership of, and payment of interest on, the Notes, in each case only as to the Consenting Notes (as defined herein), and (ii) for the purpose of waiving compliance by the Company with certain covenants and restrictions set forth in the Original Indenture, all as provided herein.

         Whereas the Holders of a majority of the outstanding principal amount of Notes have authorized the execution and delivery of this First Supplemental Indenture, and in consideration of the mutual agreements contained in this First Supplemental Indenture and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee agree as set forth herein for their own benefit and for the benefit of the Holders of all outstanding Notes under the Indenture:

         Section 1. Definitions and Interpretations.

         (a)  Whenever  used  in  the  Original   Indenture  or  in  this  First
Supplemental Indenture, "Indenture" shall mean the Original Indenture, as amended and supplemented by this First Supplemental Indenture.

         (b) Unless otherwise defined or amended in this First Supplemental Indenture, or unless the context otherwise requires, the terms defined in the Original Indenture shall have the same meanings in this First Supplemental Indenture.

         Section 2. Amendment of Section 1.1

         (a) a new defined term "2007 Notes" is added to Section 1.1 as follows:

                  "2007 Notes" means: (i) up to $55,000,000 principal amount of the Company's Notes due 2007 (the "2007 Notes") to be sold to purchasers in the unit offering (the "Offering") contemplated by a certain Unit Purchase Agreement in substantially the form attached in Exhibit A hereto (the "Unit Purchase Agreement") and pursuant to a substantially similar agreement on the same economic terms (the "U.S. Unit Purchase Agreement") to be entered into in connection with sales to be made to purchasers who include U.S. persons, of units (the "Units") consisting of up to $55,000,000 principal amount of 2007 Notes (the "Offering Notes") (or, under certain circumstances, the


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                  number  of  shares of Series B  Preferred  Stock  which  would otherwise underlie such Offering Notes) and warrants to purchase the number of shares of Common Stock of the Company set forth in Section 2.2 of the Unit Purchase Agreement, at the exercise price stated therein ("Warrants") (the Unit Purchase Agreement, the U.S. Unit Purchase Agreement and the other documents and agreements attached in Exhibit A being collectively referred to herein as the "2007 Note Documents");
                  (ii) the 2007 Notes underlying certain Placement and Advisory Warrants referred to in the Unit Purchase Agreement to purchase Units equal to 25% of the Units sold to purchasers in the Offering (which will be purchased by the Placement Agents
                  (as  defined  in  the  Unit   Purchase   Agreement)  or  their
                  designees), exercisable for seven years commencing six months after the final closing date of the Offering at an exercise price equal to 110% of the initial offering price of the Units; (iii) any 2007 Notes issued as interest on 2007 Notes in accordance with the 2007 Note Documents; and (iv) 2007 Notes issuable in the case of lost, stolen, destroyed or mutilated 2007 Notes.

         (b) The definition of "Senior Indebtedness" set forth in Section 1.1 of the Original Indenture is hereby amended by adding the following final sentence thereto:

                  Notwithstanding anything contained in the foregoing proviso or elsewhere in this Indenture, (A) the indebtedness represented by Notes beneficially owned (at the time of their signature) by each person that has executed a Consent and Waiver dated as of January 12, 1998 (the "Consent") and that has, if not a record holder of Notes, caused its DTC Participant (as defined therein) to execute, on such person's behalf, a substantially similar Consent and Waiver, which persons (and the aggregate principal amount of Notes beneficially owned by each of them (in the case of beneficial interests in a Global Security) or owned by them of record, in the case of definitive Notes) are identified on the attached Schedule A (each such person being individually referred to herein as a "Consent Signatory" and collectively, as the "Consent Signatories") and (B) the indebtedness represented by Notes held by every subsequent
                  Holder of a Note evidencing the same debt as a Consent Signatory's Note ((A) and (B), collectively, the "Consenting Notes"), including the payment of the Principal and repurchase price, if any, of and interest on, and all other amounts which may become payable in respect of, such Consenting Notes from time to time, shall be subordinated and subject in right of payment to the prior payment in full of the principal of and interest on and all other amounts which may become due with respect to the 2007 Notes on the terms and conditions provided in Article 11 of the Indenture (and not pari passu with the 2007 Notes) and the 2007 Notes will be, for all purposes, "Senior Indebtedness" as defined herein with respect to such Consenting Notes.

         Section 3. Amendment of Section 2.1(c).


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         Section 2.1(c) of the Original Indenture is hereby amended by adding at the end of the first paragraph thereof, "Notwithstanding the foregoing, owners of beneficial interests in Global Securities will be entitled to receive physical delivery of certificated Notes as provided in Section 2.6(d)(i)(D)."

         Section 4. Amendment of Section 2.6.

         (a) Section 2.6(d)(i) of the Original Indenture is hereby amended by inserting a reference to clause ("D") on the third line thereof and by adding thereto the following new subsection ("D"):

          (D) in connection with the issuance by the Company of its 2007 Notes to which the indebtedness represented by the Consenting Notes is subordinated, the Consent referred to in Section 1.1 of the Indenture, whereupon definitive Notes (or beneficial interests in one or more new Global Securities provided for by the Company pursuant to Section 2.1(a) to represent such Consenting Notes) shall be issued as hereinafter provided, and such Consenting Notes shall be Transfer Restricted Securities until such time as the Company shall have caused any effective registration statement covering the resale of the Notes to reflect the matters contemplated herein (whereupon the Company shall so advise the Trustee in writing that the Consenting Notes are no longer
               Transfer Restricted Securities), and until the Trustee is so advised, the Certificates representing any Consenting Notes shall include the following additional legend as to their modified subordination, transfer restriction and payment provisions:

         AS PROVIDED IN A FIRST SUPPLEMENTAL INDENTURE AS TO WHICH THE HOLDER OF THIS NOTE (OR A PREDECESSOR HOLDER THEREOF) HAS CONSENTED, A COPY OF WHICH WILL BE FURNISHED BY THE COMPANY UPON REQUEST, (i) THE SENIOR INDEBTEDNESS TO WHICH THE NOTE REPRESENTED BY THIS CERTIFICATE IS SUBORDINATED INCLUDES THE COMPANY'S NOTES DUE 2007, (ii) THE TRANSFER OF THIS NOTE IS FURTHER RESTRICTED AS PROVIDED IN SUCH FIRST SUPPLEMENTAL INDENTURE, AND (iii) THE REQUIRED PAYMENT OF INTEREST OTHERWISE DUE ON APRIL 1, 1998 WITH RESPECT TO THE NOTES EVIDENCED BY THIS CERTIFICATE HAS BEEN DEFERRED TO OCTOBER 1, 1998 IF THIS NOTE IS OUTSTANDING ON SUCH LATER DATE.


         (b) Section 2.6(i) is hereby amended by adding thereto the following subsection (vi):

                  (vi) in connection with the issuance by the Company of its 2007 Notes to which the Consenting Notes are subordinated, any Notes of a Consenting Holder that are in definitive form shall be exchanged for Consenting Notes in definitive form as described in subsection 2.6(d)(i)(D).


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         Section  5.  Amendment  of  Section  2.10(b).  Section  2.10(b)  of the
Original Indenture is hereby amended by adding at the end thereof, "or (iii) is pursuant to Section 2.6(d)(i)(D)."

         Section 6. Amendment of Section 4.1. Section 4.1 is hereby amended by adding the following final paragraph thereto:

                  Notwithstanding anything to the contrary herein (including the definition of Senior Indebtedness) or in the Notes, the required payment of interest that would be otherwise due and payable on April 1, 1998, with respect to the Consenting Notes shall be deferred to, and shall be payable on, October 1, 1998 (to the extent such Consenting Notes are outstanding on such later date), to the Holders of record otherwise entitled to such required payment of interest, with the same effect (and without any additional accrual of interest thereon) as if paid on such April 1, 1998 Interest Payment Date.

         Section 7. Amendment of Article 10. There is hereby added the following new Section 10.10:

         Section 10.10 Exchange for Series A Preferred Stock

               As described in the 2007 Note Documents, and in addition to the conversion rights contained in the Original Indenture, the Company contemplates offering Noteholders the opportunity to exchange their outstanding Notes for shares of the Company's authorized Series A Preferred Stock issued pursuant to a Certificate of Designation in substantially the form provided for in Exhibit B hereto (the "Series A Preferred Stock") and certain other securities; provided, however, that no such offer is made hereby and any such exchange offer shall only be made by the Company's actual exchange offer documents. The Trustee shall have no responsibility with respect to any such exchange, either as an exchange agent or otherwise, except as it may expressly so agree in a separate written agreement between it and the Company.

         Section 8. Consent and Waiver. Notwithstanding any provisions of the Indenture to the contrary, the issuance by the Company of (i) the Offering Notes until October 15, 1998, (ii) any other 2007 Notes at any time, (iii) shares of Series B Preferred Stock issued pursuant to a Certificate of Designation in substantially the form included in Exhibit A (the "Series B Preferred Stock") and (iv) shares of Series A Preferred Stock (including Series A Preferred Stock issued as dividends thereon), and the performance by the Company of its obligations thereunder and under the 2007 Note Documents, shall not be deemed to constitute a breach of any covenant or agreement set forth in the Original Indenture, as such breach has been waived by the Holders of a majority in aggregate principal amount of the Notes pursuant to Section 9.2 of the
Indenture. Notwithstanding any provisions of the Indenture to the contrary (including, without limitation, Sections 1.1, 4.9, 4.10 and the notice provisions of Section 10.9(a)), the transactions contemplated by the 2007


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Note Documents (including,  without limitation,  the compensation and securities payable to an affiliate of the Company identified in the Consent and Waiver referred to above (the "Affiliate"), as placement agent, in connection with the issuance of the Company's 2007 Notes, and the right of the Affiliate or its affiliates to purchase Units, 2007 Notes, Series B Preferred Stock, Warrants and Placement and Advisory Warrants) shall not be deemed to constitute a breach of any covenant or agreement set forth in the Original Indenture, as any such breach has been waived by Holders of a majority in aggregate principal amount of the Notes.

         Section 9. Severability. If any provision of this First Supplemental Indenture shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

         Section 10. Counterparts. This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of such shall, taken together, constitute but one and the same instrument.

         Section 11. Applicable Provisions of Law. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law provisions thereof.

         Section 12. Captions. The captions and headings in this First Supplemental Indenture are for convenience only and in no way define, expand, limit or describe the scope or intent of any provisions or sections of this First Supplemental Indenture.

         Section 13. Original Indenture Affirmed. Except as otherwise expressly supplemented or amended by this First Supplemental Indenture, the provisions of the Original Indenture shall remain unchanged, binding, and in full force and effect.

         Section 14. Effective Date. The provisions of this First Supplemental Indenture shall take effect on the date of execution and delivery of this First Supplemental Indenture by the parties hereto.


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         IN WITNESS  WHEREOF,  the  Company  has  caused  these  presents  to be executed in its name by its duly authorized officer and its official seal hereunto affixed; and to evidence its acceptance of the trusts hereby created, the Trustee has caused these presents to be executed in its corporate name and with its corporate seal hereunto affixed, by its duly authorized officer, as of the date first above written.

[SEAL]                                    HYBRIDON, INC.



                                          By:  /s/ E. ANDREWS GRINSTEAD, III
                                             -------------------------------
                                          Name:  E. Andrews Grinstead, III
                                          Title:    Chairman and President

[SEAL]                                    STATE STREET BANK AND TRUST
                                          COMPANY, as Trustee



                                          By: /s/ Earl W. Dennison, Jr.
                                             -------------------------------
                                          Name:  Earl W. Dennison, Jr.
                                          Title:    Vice President


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